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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)


Date of Report (Date of earliest event reported)          October 30, 2003
                                                   -----------------------------



                                ZYGO CORPORATION
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



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
              Delaware                            0-12944                          06-0964500
--------------------------------             -----------------               ----------------------
(State or Other Jurisdiction                    (Commission                       (IRS Employer
         of Incorporation)                      File Number)                    Identification No.)


Laurel Brook Road, Middlefield, CT                                                 06455-0448
-------------------------------------------------                                  ----------
(Address of Principal Executive Offices)                                           (Zip Code)

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Registrant's telephone number, including area code:         (860) 347-8506
                                                     ---------------------------



                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1     Zygo Corporation Earnings Press Release, dated October 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2003, Zygo Corporation announced its financial results for the first quarter ended September 26, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZYGO CORPORATION


Date:  October 30, 2003               By:  /s/ J. Bruce Robinson
                                           ------------------------------------
                                           Name:  J. Bruce Robinson
                                           Title: Chairman, President and
                                                  Chief Executive Officer






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                                  EXHIBIT INDEX

99.1 Press Release, dated October 30, 2003, issued by Zygo Corporation announcing its financial results for the first quarter ended September 26, 2003.